Exhibit 10.13

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Each entity described in Schedule 1

and

Partners for Growth III, L.P.

Revenue Sharing Deed

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Table of Contents

(continued)

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Table of Contents

(continued)

Page

SCHEDULE 1 - PARNELL	S-1

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

THIS DEED is made on 14th October 2011

PARTIES

EACH ENTITY DESCRIBED IN SCHEDULE 1
of Unit 4, 476 - 492 Gardeners Road, Alexandria NSW 2015
(“Parnell”)

and

PARTNERS FOR GROWTH III, LP.
of 150 Pacific Avenue, San Francisco California 94111
(“PFG”)

BACKGROUND

A            Parnell is engaged In the research, development, manufacture and sale of animal health products.

B            The parties have agreed that with effect on and from the Effective Date, Parnell will grant to PFG the Revenue Share in exchange for PFG contemporaneously providing good consideration, including (among other things), paying the Acquisition Price on the terms and conditions contained in this Deed.

AGREED TERMS

1	Definitions and interpretation

1.1	Definitions

In this document, unless the context requires otherwise:

“Acquisition Price” means ***.

“Amending Deeds” means:

(a)          a deed of amendment in respect of the Loan Agreement between PFG and, inter alia, Parnell dated 28 June 2011, In form and substance satisfactory to both parties; and

(b)          a deed of amendment in respect of the Priority between PFG and, inter alia, Parnell dated 28 June 2011, in form and substance satisfactory to both parties.

“Bank” means a corporation authorised by law to carry on the general business of banking in Australia.

“Business Day” means a day on which Banks are open for general banking business in Sydney, Australia, excluding Saturdays, Sundays and public holidays.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

“Change In Control” means, with respect to Parnell Holdings, a change in the power to:

(a)          exercise, or Control the exercise of, more than or equal to half of the voting power attaching to any class of shares or other form of equity in Parnell Holdings;

(b)          dispose of, or Control the disposal of, any class of shares or other form of equity In Parnell Holdings representing more than or equal to half (by value) of the shares on issue of Parnell Holdings or the votes that may be cast at a general meeting of Parnell Holdings;

(c)          appoint or remove, or Control the appointment or removal of, directors having more than or equal to half of the votes cast at board meetings of Parnell Holdings;

(d)          exercise, or Control the exercise of, more than or equal to half of the votes cast by directors at board meetings of Parnell Holdings; or

(e)          otherwise determine, or Control the determination of, the outcome of decisions about an Parnell Holdings’ financial and operating policies.

“Condition” means the condition precedent contained In clause 2.1.

“Control” means a power or control:

(a)          that is direct or indirect; or

(b)          that is or can be exercised as a result of, by means of or by the revocation or breach of a trust, agreement, practice or combination of any of them, whether or not they are enforceable, and it does not matter whether the power is express or implied, formal or informal, exercisable alone or jointly with someone else.

“Controller” means, In relation to a person’s property:

(a)          a receiver or receiver and manager of that property; or

(b)          anyone else who (whether or not as agent for the person) is in possession, or has control of that property to enforce an Encumbrance.

“Corporations Act” means the Corporations Act 2001 (Cth).

“Convertible Bonds” means the secured convertible bonds issued by Parnell pursuant to the document entitled “Terms for Subscription of Convertible Bonds” issued by Parnell on 24 March 2011.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

“Deed” means this deed, including any schedule or annexure to it, as amended from time to time.

“Early Redemption Fee” means either:

(a)          if a Redemption occurs during the First Period, USD$3,000,000; or

(b)          if a Redemption occurs during a Yearly Accrual Period or the Final Period, the sum of: (x) USD$3,000,000; plus (y) ***; less (z) the aggregate of ***.

If the amount in (b) Is negative, then the Early Redemption Fee that Is payable during a Yearly Accrual Period or the Final Period will be ***.

“Effective Date” means the later of:

(a)          the date of this Deed; and

(b)          the date that the Condition is satisfied or waived pursuant to clause 2.

“Employee Shares” has the meaning given to the term “Staff Shares” in the Shareholders Deed.

“Employee Share Plan” has the meaning given to the term “Staff Plan Rules” in the Shareholders Deed.

“Expiration Date” means 30 June 2021 or any other date as agreed by the parties.

“First Period” means first 3 year period from the Effective Date to but excluding the third anniversary of the Effective Date.

“Final Period” means the period from and including the ninth anniversary of the Effective Date to the Expiration Date.

“Government Agency” means:

(a)          a government or government department;

(b)          a governmental, semi-governmental, regulatory or judicial entity or authority; or

(c)          a person (whether autonomous or not) who is charged with the administration of a law.

“Insolvency Event” means the occurrence of any of the following events in relation to a party:

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(a)          the party becomes insolvent as defined in the Corporations Act, states that it is insolvent or is presumed to be insolvent under an applicable law;

(b)          the party is wound up, dissolved or declared bankrupt;

(c)          the party becomes an insolvent under administration as defined in the Corporations Act;

(d)          a liquidator, provisional liquidator, Controller, administrator, trustee for creditors, trustee in bankruptcy or other similar person is appointed to, or takes possession or control of, any or all of the party’s assets or undertaking;

(e)          the party enters Into or becomes subject to:

(i)          any arrangement or composition with one or more of its creditors or any assignment for the benefit of one or more of its creditors; or

(ii)         any re-organisation, moratorium, deed of company arrangement or other administration Involving one or more of its creditors;

(f)          an application or order is made (and, in the case of an application, it is not stayed, withdrawn or dismissed within 30 days), resolution passed, proposal put forward, or any other action taken which is preparatory to or could result in any of (b), (c), (d) or (e) above;

(g)          the party is taken, under section 459F(1) of the Corporations Act, to have failed to comply with a statutory demand;

(h)          the party suspends payment of its debts, ceases or threatens to cease to carry on all or a material part of its business or becomes unable to pay its debts when they fall due; or

(i)          anything occurs under the law of any Jurisdiction which has a substantially similar effect to any of the other paragraphs of this definition,

unless the event occurs as part of a solvent reconstruction, amalgamation, merger or consolidation that has been approved in writing by the other party.

“Marketing Authorisation” means an entitlement or right granted by the US Food and Drug Administration to distribute and market the Products in the Territory.

“Parnell” means the person or persons named as Parnell. If there are more than one, Parnell means each of them individually and every two or more of them jointly.

4

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

“Parnell Holdings” means Parnell Pharmaceuticals Holdings Pty Ltd ACN 137 904 413.

“Product” means the dairy hormone products currently known as Estroplan & Gonabreed (together forming OVsynch).

“Product Distribution Agreement” means any agreement or arrangement entered into with a party that gives it distribution, marketing or licence rights with respect to the Product in the Territory.

“Put Amount” means:

(a)          with respect to a Value Event, an amount calculated pursuant to clauses 7.3(a) or 7.3(b) (as the case may be); or

(b)          with respect to a Change in Control an amount calculated pursuant to clauses 8.3(a) or 8.3(b) (as the case may be).

“Redemption” has the meaning given to that term in clause 6.1.

“Related Body Corporate” has the meaning given to that term by section 9 of the Corporations Act.

“Revenues” means gross sale revenues including payments and fees.

“Revenue Share” has the meaning given to that term in clause 5.1.

“Settlement Date” means:

(a)          with respect to a Value Event, the date that Parnell receives the consideration or payment as a result of a Value Event; or

(b)          with respect to a Change In Control, the date that settlement or completion takes place with respect to the Change in Control.

“Shareholders Deed” means the Shareholders Deed executed on 24 March 2011 between Parnell Pharmaceutical Holdings Pty Ltd 137 904 413 and Alan Richard Bell and others listed in Schedule 1 to that Deed.

“Sub-Distributor” means a distributor, sub-distributor, licensee, reseller or agent appointed pursuant to a Product Distribution Agreement to promote, distribute and/or sell the Product in the Territory.

“Term” has the meaning given to that term in clause 3.

“Territory” means the United States of America.

“Value Event” means the transfer by Parnell or its Related Bodies Corporate of the Marketing Authorisation granted to Parnell in respect of the Product In the Territory (including where the transfer of this authorisation makes up only a part of the assets or property sold and/or the Territory makes up only a part of the jurisdiction to which the sale or disposal relates) that results (or will result) in:

5

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(a)          Parnell or its Related Bodies Corporate no longer being able to market or distribute the Product in the Territory; or

(b)          Parnell no longer receiving any (or less than 90%) of the revenues in respect of the Product in the Territory and in return for the transfer of the Marketing Authorisation by Parnell it receives a lump sum payment or consideration.

“Yearly Accrual Period” means each subsequent 12 month period after the First Period from and including the relevant anniversary of the Effective Date to but excluding the ninth anniversary of the Effective Date.

1.2	Words and expressions

In this document, unless the context requires otherwise:

(a)         the singular includes the plural and vice versa;

(b)         words denoting any gender include all genders;

(c)         where a word or phrase is defined, its other grammatical forms have a corresponding meaning;

(d)         a reference to a party, clause, paragraph, schedule or annexure is a reference to a party, clause, paragraph, schedule or annexure to or of this document;

(e)         a reference to this document includes any schedules or annexures;

(f)          headings are for convenience and do not affect interpretation;

(g)         the background or recitals to this document are adopted as and form part of this document;

(h)         a reference to any document or agreement includes a reference to that document or agreement as amended, novated, supplemented, varied or replaced from time to time;

(i)          a reference to a time Is a reference to Australian Eastern Standard Time or Australian Eastern Daylight Time, whichever is appropriate;

6

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(j)          a reference to a party includes its executors, administrators, successors, substitutes (including persons taking by novation) and permitted assigns;

(k)         a reference to writing includes any method of representing words, figures or symbols In a permanent and visible form;

(l)          words and expressions denoting natural persons include bodies corporate, partnerships, associations, firms, governments and governmental authorities and agencies and vice versa;

(m)        a reference to any legislation or to any provision of any legislation includes:

(i)          any modification or re-enactment of the legislation;

(ii)         any legislative provision substituted for, and all legislation, statutory instruments and regulations issued under, the legislation or provision; and

(iii)        where relevant, corresponding legislation in any Australian State or Territory;

(n)         no rule of construction applies to the disadvantage of a party because that party was responsible for the preparation of this document or any part of it; and

(o)         the words “including”, “for example”, “such as” or other similar expressions (in any form) are not words of limitation.

1.3	Other rules of interpretation

In this document, unless expressly provided otherwise, any payment of money by one party to another will be made in the currency of the United States of America by credit of cleared funds to a bank account specified by the recipient.

2	Condition Precedent

2.1	Condition precedent

The rights and obligations of the parties under this Deed are subject to and conditional upon the execution of the Amending Agreements.

2.2	Non-satisfaction

If the Condition set out in clause 2.1 is not satisfied or waived within *** of the date of this Deed, then, at the option of either party, this document may be terminated with immediate effect by giving written notice to the other party.

7

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

2.3	Termination

Upon termination of this document under clause 2.2, the parties are released from further performing their obligations under this document.

2.4	Waiver of conditions

The Condition set out in clause 2.1 may only be waived In writing by each party and will only be effective to the extent set out In that written waiver.

2.5	Obligation to satisfy Conditions

Each party must use all reasonable endeavours (other than waiver) to ensure that the Condition is satisfied on or before the date set out in clause 2.2.

3	Term

The Agreement will commence on the Effective Date and will expire on the Expiration Date unless:

(a)          terminated earlier in accordance with this Deed; or

(b)          PFG has exercised the Put Right pursuant to clauses 7 or 8 or Parnell has exercised Its right to make the Redemption pursuant to clause 6, in which case the Agreement will remain on foot and will instead terminate pursuant to clause 11.1.

4	Consideration

4.1	Acknowledgement

The parties acknowledge and agree that Parnell has granted to PFG the Revenue Share in exchange for receiving good and valuable consideration on the Effective Date (receipt of which is hereby acknowledged by Parnell).

4.2	Acquisition Price

In addition and without limiting clause 4.1, PFG must pay the Acquisition Price to Parnell on the Effective Date (receipt of which is hereby acknowledged by Parnell).

5	Revenue Share

5.1	Revenue Share

(a)          Parnell must pay to PFG an amount equal to 5% of the total Revenues that are derived or result from the sale or disposal of the Product by or on behalf of Parnell, its Related Bodies Corporate or its Sub-Distributors in the Territory during the Term (“Revenue Share”).

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(b)          For the avoidance of doubt:

(i)          and as at the date of this Deed, Parnell has no Product Distribution Agreement with a party for the Territory and as such and in these circumstances, Parnell must pay to PFG 5% of all Revenues that are directly or indirectly received by Parnell or its Related Bodies Corporate from the sale or disposal of the Product in the Territory;

(ii)         if Parnell enters into a Product Distribution Agreement with a party for the Territory, Parnell must continue to pay PFG 5% of all Revenues that are derived from the sale of the Product by Parnell’s Sub-Distributor, Irrespective of the Revenues actually received by Parnell (such that Parnell may be required to pay to PFG more than 5% of the amount that Parnell actually receives from its Sub-Distributor); and

(iii)        PFG will not be entitled to share in any upfront payment or consideration that may be received by Parnell as a result of entering into such a Product Distribution Agreement.

5.2	Payment Frequency

The Revenue Share is payable in the following manner:

(a)          in respect of the First Period, the Revenue Share will *** and all amounts *** are payable by Parnell to PFG on the *** of the Effective Date;

(b)          in respect of each Yearly Accrual Period, the Revenue Share will *** during each Yearly Accrual Period and all amounts *** are payable ***; and

(c)          in respect of the Final Period, the Revenue Share ***during the Final Period and all amounts *** are payable on ***.

5.3	Payment to nominated account

Parnell will pay to PFG all Revenue Share amounts calculated in accordance with clause 5.2 within *** from the respective dates on which those amounts are payable as specified in clause 5.2.

6	Redemption

6.1	Redemption

Parnell may at any time elect to redeem the Revenue Share by paying to PFG the Early Redemption Fee (“Redemption”).

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

6.2	Redemption Notice

Parnell must provide PFG with written notice of its Redemption, such notice to contain calculations of the Early Redemption Fee and must be provided no later than *** after the date on which the Parnell makes a Redemption pursuant to clause 6.1.

7	Put Right - Value Event

7.1	Value Event

If a Value Event occurs, PFG may require Parnell to pay it the Put Amount, which Parnell must pay to PFG pursuant to the terms contained in clause 7.3(a) or 7.3(b) (as the case may be) (“Value Event Put Right”).

7.2	Exercise of Value Event Put Right

Within 30 Business Days after receiving written notice from Parnell pursuant to clause 10(b), PFG may exercise this Value Event Put Right by providing Parnell with written notice of its election to do so. If PFG fails to make this election within ***, PFG Is deemed to have not elected to exercise the Value Event Put Right.

7.3	Put amount and terms

(a)          If the Settlement Date for the Value Event occurs during *** and PFG validly exercises the Value Event Put Right with respect to that Value Event pursuant to clause 7.2, Parnell must pay to PFG an amount equal to USD$3,000,000. Subject to clause 7.4, Parnell must pay to PFG this amount on the later of *** of the Effective Date and *** the *** the Value Event.

(b)          If the Settlement Date for the Value Event occurs during *** or *** and PFG validly exercises this Value Event Put Right with respect to that Value Event pursuant to clause 7.2, Parnell must pay to PFG an amount equal to the sum of: (x) USD$3,000,000; plus (y) ***; less (z) ***. Parnell must pay to PFG this amount within *** of the *** the Value Event.

If the amount in clause 7.3(b) is negative, then the amount payable if the Settlement Date for the Value Event occurs during a Yearly Accrual Period or the Final Period will be ***.

7.4	Accelerated Payment

If a Change in Control occurs between the date that PFG has validly exercised the Value Event Put Right pursuant to clause 7.2 and the date that Parnell must pay to PFG the Put Amount pursuant to 7.3(a), Parnell must instead pay to PFG the Put Amount with respect to the Value Event on the Settlement Date for the Change in Control.

10

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

7.5	Notice

Parnell must provide PFG with written notice of any payments made pursuant to clause 7.3(a) or 7.3(b) (such notice to contain calculations of the amounts in 7.3(a) or 7.3(a) and must be provided no later *** after the date on which the Parnell makes the relevant payment).

8	Put Right - Change in Control

8.1	Change in Control

If a Change In Control occurs, PFG may require Parnell to pay it the Put Amount, which Parnell must pay to PFG pursuant to the terms contained in clause 8.3(a) or 8.3(b) (as the case may be) (“Control Put Right”).

8.2	Exercise of Control Put Right

Within *** after receiving written notice from Parnell pursuant to clause 10(c), PFG may exercise this Control Put Right by providing Parnell with written notice of its election to do so. If PFG fails to make this election within ***, PFG is deemed to have not elected to exercise the Control Put Right.

8.3	Put amount and terms

(a)          If the Settlement Date for the Change in Control occurs *** and PFG validly exercises the Put Right with respect to that Change in Control pursuant to clause 8.2, Parnell must pay to PFG an amount equal to USD$3,000,000. Parnell must pay to PFG this amount *** the Change in Control.

(b)          If the Settlement Date for the Change in Control occurs *** or the *** and PFG validly exercises this Control Put Right with respect to that Value Event pursuant to clause 8.2, Parnell must pay to PFG an amount equal to the sum of: (x) USD$3,000,000; plus (y) ***; less (z) ***. Parnell must pay to PFG this amount *** the Change In Control.

If the amount in clause 8.3(b) is negative, then the amount payable if the Settlement Date for the Change In Control occurs during a Yearly Accrual Period or the Final Period will be ***.

8.4	Notice

Parnell must provide PFG with written notice of any payments made pursuant to clause 8.3(a) or 8.3(b) (such notice to contain calculations of the amounts in 8.3(a) or 8.3(b) and must be provided *** after the date on which the Parnell makes the relevant payment).

11

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

9	Records

Parnell shall keep records in sufficient detail to enable the Revenue Share to be readily determined and shall upon PFG’s reasonable request, permit such records to be examined by PFG’s representative *** and at any time during the normal business hours to verify the calculation of the Revenue Share. In the event that such examination reveals an understatement of Revenue Share due to PFG, Parnell shall be liable for all reasonable costs of PFG incurred in such examination. In all other circumstances, PFG shall be liable for all its costs incurred in conducting such examination,

10	Reporting

(a)          Parnell will provide PFG with *** in a form acceptable to PFG (acting reasonably) detailing the following information:

(i)          all Revenues derived or result from the sale or disposal of the Product in the Territory by or on behalf of Parnell, its Related Bodies Corporate or a Sub-Distributor during the previous six months;

(ii)         *** the sale or disposal of the Product in the Territory by or on behalf of Parnell, its Related Bodies Corporate or Sub-Distributors ***; and

(iii)        whether Parnell is *** in relation to *** and, if so, the *** of such *** (having regard to any obligations of confidentiality that Parnell may owe to any other parties in relation to such discussions).

(b)          Parnell must provide written notice to PFG within *** once a Value Event has been agreed (in that all formal documentation or arrangements in relation to that Value Event have been agreed or finalised). Such notice Is to contain details of the Value Event including *** and the ***.

(c)          Parnell must provide written notice to PFG within *** once a Change in Control has been agreed (in that all formal documentation or arrangements in relation to that Change in Control have been agreed or finalised).

(d)          PFG agrees to keep all such information received under this clause 10 as confidential and will ensure that that its officers, employees, agents and advisers keep it confidential and must not disclose this Information to any person except:

(i)          with the prior written consent of Parnell; or

(ii)         to the extent required by law or any rule or regulation of any Government Agency.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

11	Termination

11.1	Automatic termination

This Deed will automatically terminate without the need for any further action by either party if:

(a)          Parnell elects to make a Redemption and that termination will take effect upon payment by Parnell to PFG of the amounts owing to PFG under clause 6.1; or

(b)          PFG exercises a Value Event Put Right with respect to a Value Event and that termination will take effect upon payment by Parnell to PFG of the Put Amount owing to PFG under clause 7.3. The parties agree that clauses 5, 9, 10(a) and 10(b) cease to apply on and from the date PFG validly exercises a Put Right with respect to a Value Event; or

(c)          PFG exercises a Control Put Right with respect to a Change in Control and that termination will take effect upon payment by Parnell to PFG of the Put Amount owing to PFG under clause 8.3. The parties agree that clauses 5, 9, 10(a) and 10(b) cease to apply on and from the date PFG validly exercises a Control Put Right with respect to a Change in Control.

11.2	Termination by the parties

This Deed may be terminated:

(a)          by the mutual agreement of the parties in writing; or

(b)          by PFG on giving written notice electing to terminate this Deed to Parnell if:

(i)          Parnell commits a material or persistent breach of any of the terms of this Agreement which breach, if capable of remedy, is not remedied within 14 days of a written request to do so; or

(ii)         an Insolvency Event occurs in relation to Parnell.

11.3	Consequences of termination

In the event of a termination:

(a)          under clause 11.1, the payment by Parnell to PFG of the amount owing to PFG under clause 6.1, 7.3 or 8.3 (as the case may be) will discharge and release any obligations by Parnell to make any payment to PFG in respect of any accrued Revenue Share that is unpaid as at the Redemption Date or the date that PFG validly exercises a Value Event Put Right or a Control Put Right; or

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(b)          under clause 11.2, without prejudice to any rights of either party, all accrued but unpaid Revenue Share is immediately due and payable by Parnell to PFG on the date this Deed terminates pursuant to clause 11.2.

12	Representations and warranties

Each party represents and warrants that:

(a)          (status) it Is a body corporate duly incorporated under the laws of the place of Its incorporation;

(b)          (power) it has full legal capacity and power to:

(i)          own property and carry on its business; and

(ii)         enter into and perform its obligations under this document;

(c)          (authorisations) it has taken all corporate and other action required and obtained or been granted all consents, approvals, permissions and authorisations, whether internal or external, necessary to enable it to enter into and perform Its obligations under this document;

(d)          (binding obligations) this document constitutes a valid and legally binding obligation of it in accordance with its terms (except to the extent limited by equitable principles and laws affecting creditors’ rights generally);

(e)          (no contravention) the execution, delivery and performance of this document will not contravene:

(i)          any law, regulation, order, judgment or decree of any court or Government Agency which is binding on it or any of its property;

(ii)         any provision of its constitution or equivalent documents; or

(iii)        any agreement, undertaking or Instrument which is binding on it or any of its property;

(f)          (no litigation) no litigation, arbitration, mediation, conciliation, criminal or administrative proceedings are current, pending or (to the knowledge of any of its officers after due Inquiry) threatened which, if adversely determined, could have a material adverse effect on its ability to perform its obligations under this document; and

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(g)          (no untrue statements of fact) no representation, warranty or other information provided by it contains any untrue statement of material fact or omits to state a material fact necessary to ensure that the representation, warranty or information is not misleading.

13	Loan Agreement

(a)          Parnell and PFG are parties to a Loan Agreement dated 28 June 2011 (“Loan Agreement”) and a fixed and floating charge dated 28 June 2011 (“Fixed and Floating Charge”).

(b)          Parnell and PFG agree that this Deed is not a Loan Document or a Finance Document for the purposes of the Loan Agreement or the Fixed and Floating Charge respectively.

14	Notices

14.1	Method

All notices, requests, demands, consents, approvals, offers, agreements or other communications (“notices”) given by a party under or In connection with this document must be:

(a)          in writing;

(b)          signed by a person duly authorised by the sender or, where transmitted by e-mail, sent by a person duly authorised by the sender;

(c)          directed to the intended recipient’s address (as specified in clause 14.3 or as varied by any notice); and

(d)          hand delivered, sent by prepaid post or transmitted by e-mail or facsimile to that address.

14.2	Receipt

A notice given in accordance with this clause is taken as having been given and received:

(a)          if hand delivered, on delivery;

(b)          if sent by prepaid post:

(i)          within Australia, on the second Business Day alter the date of posting;

(ii)         to or from a place outside Australia, on the seventh Business Day after the date of posting;

15

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(c)          if transmitted by e-mail, on transmission; or

(d)          if transmitted by facsimile, at the time recorded on the transmission report indicating successful transmission of the entire notice,

but if the delivery or transmission Is not on a Business Day or is after 5.00pm (recipient’s time) on a Business Day, the notice is taken to be received at 9.00am (recipient’s time) on the next Business Day.

14.3	Address of parties

Unless varied by notice in accordance with this clause 13, the parties’ addresses and other details are:

Party:	Parnell
Attention:	Brad McCarthy
Address:	Unit 4, 476 - 492 Gardeners Road, Alexandria NSW 2015

Party:	PFG
Attention:	Jason Georgatos
Address:	150 Pacific Avenue, San Francisco California 94111

14.4	Requirement for written notice

For the avoidance of doubt, the requirement in clause 14.1(a) applies to all notices unless expressly excluded and no implication to the contrary is to be drawn from the use of the expressions “written” or “in writing” in relation to some but not all notices.

15	General

15.1	Entire agreement

This document constitutes the entire agreement between the parties in relation to its subject matter. All prior discussions, undertakings, agreements, representations, warranties and indemnities in relation to that subject matter are replaced by this document and have no further effect.

15.2	Paramountcy of document

If this document conflicts with any other document, agreement or arrangement, this document prevails to the extent of the Inconsistency.

16

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

15.3	No merger

The provisions of this document will not merge on completion of any transaction contemplated in this document and, to the extent any provision has not been fulfilled, will remain in force.

15.4	Attorneys

Each person who executes this document on behalf of a party under a power of attorney warrants that he or she has no notice of the revocation of that power or of any fact or circumstance that might affect his or her authority to execute this document under that power.

15.5	Amendment

This document may not be amended or varied unless the amendment or variation is in writing signed by all parties.

15.6	Assignment

No party may assign, transfer or otherwise deal with this document or any right or obligation under this document without the prior written consent of each other party except that Parnell’s consent shall be required for PFG to assign or transfer any right or obligation under this document to its affiliated entities (being an entity that is directly, or indirectly through one or more intermediaries, beneficially owned or controlled by, or is under common control with, PFG).

15.7	Severability

Part or all of any provision of this document that is illegal or unenforceable will be severed from this document and will not affect the continued operation of the remaining provisions of this document.

15.8	Waiver

Waiver of any power or right under this document:

(a)          must be in writing signed by the party entitled to the benefit of that power or right; and

(b)          is effective only to the extent set out in that written waiver,

15.9	Rights, remedies additional

Any rights and remedies that a person may have under this document are in addition to and do not replace or limit any other rights or remedies that the person may have.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

15.10	Further assurances

Each party must do or cause to be done all things necessary or reasonably desirable to give full effect to this document and the transactions contemplated by It (including, but not limited to, the execution of documents).

15.11	Costs

Parnell must bear both its own and PFG’s legal, accounting and other costs for the preparation and execution of this document.

15.12	Counterparts

This document may be executed in any number of counterparts and all counterparts taken together will constitute one document.

15.13	Electronic delivery of document

If a party delivers an executed counterpart of this document or any other document executed in connection with it (“Relevant Document”) by facsimile or other electronic means:

(a)          the delivery will be deemed to be an effective delivery of an originally executed counterpart; and

(b)          the party will still be obliged to deliver an originally executed counterpart, but the failure to do so will not affect the validity or effectiveness of the Relevant Document.

15.14	Governing law and jurisdiction

This document will be governed by and construed in accordance with the laws in force In the State of *** and each party submits to the non-exclusive jurisdiction of the courts of that State.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 1 - PARNELL

1	Parnell Pharmaceuticals Holdings Pty Ltd ACN 137 904 413

2	Parnell Manufacturing Pty Ltd ACN 138 251 582

3	Parnell Technologies Pty Ltd ACN 138 251 635

4	Parnell Pharmaceuticals Ply Ltd ACN 138 251 153

5	Parnell Technologies NZ Pty Ltd ACN 138 251 653

6	Australian Pharma Services Pty Ltd ACN 138 251 528

7	Parnell Corporate Services Pty Ltd ACN 138 251 617

8	Parnell Australia Pty Ltd ACN 138 251 484

9	Parnell North America Pty Ltd ACN 138 251 537

10	Parnell Europe Pty Ltd ACN 138 251 564

S-1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

EXECUTED as a DEED

EXECUTED by PARNELL	)
PHARMACEUTICALS HOLDINGS	)
PTY LTD

/s/ Alan Bell		/s/ Brad McCarthy
Signature of director		Signature of director / company secretary
(delete as applicable)

Alan Bell		Brad McCarthy
Name of director (print)		Name of director/company secretary (print)

EXECUTED by PARNELL	)
TECHNOLOGIES PTY LTD	)

/s/ Alan Bell		/s/ Brad McCarthy
Signature of director		Signature of director / company secretary
(delete as applicable)

Alan Bell		Brad McCarthy
Name of director (print)		Name of director/company secretary (print)

EXECUTED by PARNELL	)
PHARMACEUTICALS PTY LTD	)

/s/ Alan Bell		/s/ Brad McCarthy
Signature of director		Signature of director / company secretary
(delete as applicable)

Alan Bell		Brad McCarthy
Name of director (print)		Name of director/company secretary (print)

EXECUTED by PARNELL	)
TECHNOLOGIES NZ PTY LTD	)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

/s/ Alan Bell		/s/ Brad McCarthy
Signature of director		Signature of director / company secretary
(delete as applicable)

Alan Bell		Brad McCarthy
Name of director (print)		Name of director/company secretary (print)

EXECUTED by AUSTRALIAN	)
PHARMA SERVICES PTY LTD	)

/s/ Alan Bell		/s/ Brad McCarthy
Signature of director		Signature of director / company secretary
(delete as applicable)

Alan Bell		Brad McCarthy
Name of director (print)		Name of director/company secretary (print)

EXECUTED by PARNELL	)
MANUFACTURING PTY LTD	)

/s/ Alan Bell		/s/ Brad McCarthy
Signature of director		Signature of director / company secretary
(delete as applicable)

Alan Bell		Brad McCarthy
Name of director (print)		Name of director/company secretary (print)

EXECUTED by PARNELL	)
CORPORATE SERVICES PTY LTD	)

/s/ Alan Bell		/s/ Brad McCarthy
Signature of director		Signature of director / company secretary
(delete as applicable)

Alan Bell		Brad McCarthy
Name of director (print)		Name of director/company secretary (print)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

EXECUTED by PARNELL	)
AUSTRALIA PTY LTD	)

/s/ Alan Bell		/s/ Brad McCarthy
Signature of director		Signature of director / company secretary
(delete as applicable)

Alan Bell		Brad McCarthy
Name of director (print)		Name of director/company secretary (print)

EXECUTED by PARNELL NORTH	)
AMERICA PTY LTD	)

/s/ Alan Bell		/s/ Brad McCarthy
Signature of director		Signature of director / company secretary
(delete as applicable)

Alan Bell		Brad McCarthy
Name of director (print)		Name of director/company secretary (print)

EXECUTED by PARNELL EUROPE	)
PTY LTD	)

/s/ Alan Bell		/s/ Brad McCarthy
Signature of director		Signature of director / company secretary
(delete as applicable)

Alan Bell		Brad McCarthy
Name of director (print)		Name of director/company secretary (print)

PARTNERS FOR GROWTH III, L.P.

By	/s/ Lorraine Nield

Name:	Lorraine Nield

Title:	CFO, Partners for Growth III, LLC
Its General Partner